UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8568

John Hancock Financial Opportunities Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock INVESTMENTS

John Hancock

Financial Opportunities Fund

Annual Report

10.31.13

Ticker | **BTO**

Management’s discussion of

Fund performance

By John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Stocks rose to record highs in the 12 months ended October 31, 2013, with virtually every sector of the S&P 500 Index enjoying double-digit gains. Signs of economic improvement in the United States and Japan and economic stabilization in Europe helped support stock prices. Equities also benefited from the aggressive monetary policies of the U.S. Federal Reserve (Fed) and central banks of other developed nations. In that environment, financial shares did very well and outperformed the broader stock market. Within the S&P 500 Financials Index, capital markets-related industries were among the best performers, including asset managers, custody banks, and investment banks. The poorest performers tended to be real estate-related securities.

In the 12 months ended October 31, 2013, John Hancock Financial Opportunities Fund had total returns of 29.03% at closing net asset value (NAV) and 30.56% at closing market price. The difference in the fund’s NAV performance and its market performance stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the fund’s NAV at any time. By comparison, the S&P Composite 1500 Banks Index and the average open-end financial fund category tracked by Morningstar, Inc. returned 29.19% and 31.06%, respectively. The fund’s current annualized distribution rate was 5.15% at closing NAV and 5.34% at closing market price on October 31, 2013.

The fund enjoyed contributions from positions across a broad range of industries. A number of key contributors were asset-sensitive banks benefiting from improving economic conditions and the prospect of rising interest rates. Rates rising from historically low levels should benefit banks’ spread lending business. Another source of strength was alternative asset manager The Blackstone Group LP. In a period of such strong absolute performance, there were still a few positions that detracted from the fund’s results. The leading individual detractor was Florida-based bank holding company Bond Street Holdings LLC.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments focused on one industry may fluctuate more widely than investments across multiple industries.

6	Financial Opportunities Fund | Annual report

Portfolio summary

Top 10 Holdings (23.2% of Total Investments on 10-31-13)[1,2]

PNC Financial Services Group, Inc.	3.0%	Wells Fargo & Company	2.2%

Cullen/Frost Bankers, Inc.	2.9%	FNB Corp.	1.9%

U.S. Bancorp	2.8%	Talmer Bancorp, Inc.	1.9%

JPMorgan Chase & Company	2.7%	SunTrust Banks, Inc.	1.8%

M&T Bank Corp.	2.2%	The Carlyle Group LP	1.8%

Industry Composition[1,3]

Commercial Banks	77.2%	Real Estate Investment Trusts	2.2%

Thrifts & Mortgage Finance	10.0%	Insurance	0.8%

Diversified Financial Services	4.6%	Short-Term Investments	0.7%

Capital Markets	4.5%

1 As a percentage of total investments on 10-31-13.

2 Cash and cash equivalents not included.

3 Investments focused on one industry may fluctuate more widely than investments across multiple industries.

Annual report | Financial Opportunities Fund	7

Fund’s investments

As of 10-31-13

	Shares	Value
Common Stocks 100.1% (82.8% of Total Investments)		$426,726,401

(Cost $334,446,314)

Financials 100.1%		426,726,401

Capital Markets 3.4%

KKR & Company LP	128,055	2,810,808

The Blackstone Group LP	98,870	2,598,304

The Carlyle Group LP (Z)	299,523	9,261,245

Commercial Banks 79.9%

1st Source Corp.	7,787	244,356

1st United Bancorp, Inc. (Z)	450,221	3,439,688

Access National Corp.	51,655	750,547

Ameris Bancorp (I)(Z)	243,266	4,451,768

Anchor Bancorp Wisconsin, Inc. (I)(R)	169,300	3,400,383

Anchor Bancorp, Inc. (I)	88,416	1,505,724

Avenue Bank (I)(R)	300,000	2,333,280

Avidbank Holdings (I)(R)	200,000	2,019,540

Bank of Marin Bancorp, Class A	3,175	135,096

Bar Harbor Bankshares (Z)	53,347	2,013,316

BB&T Corp. (Z)	237,599	8,071,238

Bond Street Holdings LLC, Class A (I)(S)(Z)	284,903	3,988,642

Bond Street Holdings LLC, Class B (I)(S)	6,901	96,614

Bridge Capital Holdings (I)(Z)	150,564	2,648,421

Bryn Mawr Bank Corp.	80,000	2,228,800

BSB Bancorp, Inc. (I)(Z)	177,195	2,526,801

Camden National Corp.	36,776	1,483,912

Centerstate Banks, Inc.	176,994	1,745,161

Chemical Financial Corp.	101,073	2,960,428

City Holding Company (Z)	39,363	1,791,017

Comerica, Inc. (Z)	193,525	8,379,633

Commerce Bancshares, Inc. (Z)	66,613	3,064,864

Community National Bank/Great Neck NY (I)	101,100	1,339,575

ConnectOne Bancorp, Inc. (I)	21,761	827,136

CU Bancorp (I)	91,813	1,707,722

Cullen/Frost Bankers, Inc. (Z)	208,025	14,726,090

DNB Financial Corp.	78,515	1,637,038

Eastern Virginia Bankshares, Inc. (I)	268,537	1,619,278

Evans Bancorp, Inc.	69,760	1,374,272

Fifth Third Bancorp (Z)	452,067	8,602,835

First Bancorp, Inc. Maine (Z)	266,499	4,639,748

8	Financial Opportunities Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

First Community Corp.	136,228	$1,412,684

First Connecticut Bancorp, Inc.	10,112	148,444

First Financial Bancorp	139,115	2,159,065

First Financial Holdings, Inc.	82,457	4,941,648

First Horizon National Corp. (Z)	180,033	1,917,351

First Merchants Corp.	118,683	2,231,240

First Security Group, Inc. (I)	1,192,189	2,420,144

First Southern Bancorp, Inc., Class B (Florida) (I)	78,390	404,492

Firstbank Corp.	45,424	889,856

FirstMerit Corp. (Z)	196,902	4,422,419

Flushing Financial Corp. (Z)	192,160	3,860,494

FNB Corp. (Z)	767,513	9,601,588

Glacier Bancorp, Inc. (Z)	223,556	6,176,852

Guaranty Bancorp	22,818	308,043

Hamilton State Bancshares (I)(R)	350,000	2,601,591

Hancock Holding Company (Z)	245,752	8,055,751

Heritage Commerce Corp. (Z)	387,733	3,020,440

Heritage Financial Corp.	134,466	2,168,937

Heritage Oaks Bancorp (I)(Z)	650,719	4,457,425

Home Federal Bancorp, Inc.	125,986	1,964,122

Independent Bank Corp. — Massachusetts (Z)	195,961	7,031,081

Independent Bank Corp. — Michigan (I)	125,407	1,218,956

Intermountain Community Bancorp (I)	115,108	1,784,174

M&T Bank Corp. (Z)	102,651	11,551,317

MB Financial, Inc. (Z)	183,150	5,439,555

Monarch Financial Holdings, Inc.	162,521	1,929,124

MutualFirst Financial, Inc.	100,539	1,709,163

NewBridge Bancorp (I)	207,422	1,547,368

Northrim BanCorp, Inc.	77,232	1,938,523

Pacific Continental Corp.	183,645	2,530,628

PacWest Bancorp (Z)	41,762	1,589,044

Park National Corp. (Z)	42,113	3,336,192

Park Sterling Corp. (Z)	585,931	3,814,411

Peoples Bancorp, Inc.	64,573	1,447,727

PNC Financial Services Group, Inc. (Z)	206,732	15,201,004

Prosperity Bancshares, Inc. (Z)	127,654	7,971,992

Sandy Spring Bancorp, Inc.	54,695	1,339,481

Sierra Bancorp	140,000	2,650,200

Simmons First National Corp., Class A	28,116	920,518

Southern First Bancshares, Inc. (I)	57,450	772,128

Southwest Bancorp, Inc. (I)	110,118	1,762,989

State Bank Financial Corp.	103,998	1,774,206

Suffolk Bancorp (I)(Z)	135,334	2,645,780

Sun Bancorp, Inc. (I)	630,331	2,080,092

SunTrust Banks, Inc. (Z)	278,451	9,367,092

Swedbank AB, Class A	216,597	5,651,741

Talmer Bancorp, Inc. (I)(S)	896,300	9,539,694

The Community Financial Corp.	50,320	971,176

See notes to financial statements	Annual report | Financial Opportunities Fund	9

	Shares	Value
Commercial Banks (continued)

TriCo Bancshares (Z)	202,536	$5,122,135

Trustmark Corp. (Z)	123,537	3,355,265

U.S. Bancorp (Z)	385,314	14,395,331

Union First Market Bankshares Corp. (Z)	214,144	5,165,153

United Bancorp, Inc. (I)	317,968	2,337,065

United Bankshares, Inc.	74,856	2,214,240

VantageSouth Bancshares, Inc. (I)	123,408	603,465

Virginia Heritage Bank (I)	43,877	706,420

Washington Banking Company	67,556	1,149,128

Washington Trust Bancorp, Inc. (Z)	123,905	4,075,235

Wells Fargo & Company	265,725	11,343,800

WesBanco, Inc. (Z)	137,003	4,027,888

WestAmerica Bancorp. (Z)	25,066	1,290,398

Westbury Bancorp, Inc. (I)	46,043	664,861

Wilshire Bancorp, Inc. (Z)	618,257	5,236,637

Yadkin Financial Corp. (I)(Z)	188,570	3,096,319

Zions Bancorporation (Z)	265,769	7,539,867

Diversified Financial Services 4.6%

Bank of America Corp. (Z)	384,352	5,365,554

JPMorgan Chase & Company (Z)	274,274	14,136,082

Insurance 0.9%

Gjensidige Forsikring ASA	210,539	3,929,392

Real Estate Investment Trusts 0.5%

Campus Crest Communities, Inc.	31,500	315,315

Digital Realty Trust, Inc. (Z)	14,500	691,070

Spirit Realty Capital, Inc.	95,240	996,210

Thrifts & Mortgage Finance 10.8%

Berkshire Hills Bancorp, Inc. (Z)	358,903	9,105,369

Cheviot Financial Corp.	114,092	1,232,194

First Defiance Financial Corp. (Z)	125,381	3,237,337

Georgetown Bancorp, Inc.	65,000	949,000

Heritage Financial Group, Inc. (Z)	123,914	2,128,843

Hingham Institution for Savings (Z)	80,000	5,817,600

HomeStreet, Inc. (Z)	134,465	2,557,524

Hudson City Bancorp, Inc. (Z)	267,248	2,399,887

New York Community Bancorp, Inc. (Z)	365,166	5,919,341

Rockville Financial, Inc.	106,610	1,401,922

Simplicity Bancorp, Inc.	109,586	1,718,308

Southern Missouri Bancorp, Inc.	56,094	1,696,844

United Community Financial Corp. (I)	634,588	2,538,352

WSFS Financial Corp. (Z)	73,787	5,165,828

10	Financial Opportunities Fund | Annual report	See notes to financial statements

	Shares	Value
Preferred Securities 12.1% (10.0% of Total Investments)		$51,651,031

(Cost $49,571,708)

Financials 12.1%		51,651,031

Capital Markets 0.8%

Hercules Technology Growth Capital, Inc., 7.000% (Z)	78,825	2,028,167

JMP Group, Inc., 8.000% (Z)	61,877	1,546,306

Commercial Banks 7.8%

Boston Private Financial Holdings, Inc., Depository Shares, 6.950%	159,535	3,765,026

First Bancshare (5.000% to 2-1-14, then 9.000% thereafter)	210,000	3,118,500

First Citizens Bancshares, Inc., Series A (5.000%
to 2-1-14, then 9.000% thereafter) (S)	15,038	3,183,996

First Financial Holdings, Inc. (5.000% to 2-15-14,
then 9.000% thereafter)	1,850	1,841,964

First Southern Bancorp, Inc. (5.000% to 2-1-14,
then 9.000% thereafter)	134	270,077

Fresno First Bank, Series C, 5.000%	11,660	1,154,340

Hometown Bankshares Corp. (5.000% to 2-1-14,
then 9.000% thereafter) (R)	1,050	1,050,000

Royal Bank of Scotland Group PLC, Series N,
6.350% (Z)	139,650	2,973,149

Royal Bank of Scotland Group PLC, Series T,
7.250% (Z)	51,123	1,230,531

Synovus Financial Corp., 7.875%	200,000	5,532,000

United Bancorp, Inc., Series A (5.000% to 2-1-14, then
9.000% thereafter)	750	723,750

United Community Banks, Inc., Series B
(5.000% to 2-1-14, then 9.000% thereafter)	4,081	3,952,326

United Community Banks, Inc., Series D
(5.000% to 2-1-14, then 9.000% thereafter) (S)	3,000	2,992,500

Zions Bancorporation, 6.300%	63,229	1,501,689

Real Estate Investment Trusts 2.1%

Cedar Realty Trust, Inc., 7.250% (Z)	9,532	220,285

CommonWealth REIT, 6.500%	35,722	770,524

FelCor Lodging Trust, Inc., Series A, 1.950%	86,950	2,018,979

Sotherly Hotels, Inc., 8.000%	60,000	1,498,200

Strategic Hotels & Resorts, Inc., Series B,
8.250% (Z)	112,600	2,578,540

Strategic Hotels & Resorts, Inc., Series C,
8.250% (Z)	86,500	1,989,500

Thrifts & Mortgage Finance 1.4%

Banc of California, Inc., 7.500%	143,088	3,645,882

WSFS Financial Corp., 6.250% (Z)	80,000	2,064,800

See notes to financial statements	Annual report | Financial Opportunities Fund	11

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 5.6% (4.6% of Total Investments)				$23,597,150

(Cost $23,102,505)

Financials 5.6%				23,597,150

Capital Markets 0.5%

E*TRADE Financial Corp.	6.000	11-15-17	$2,000,000	2,120,000

Commercial Banks 4.4%

Synovus Financial Corp.	5.125	06-15-17	1,000,000	1,020,000

Synovus Financial Corp.	7.875	02-15-19	3,000,000	3,412,500

United Community Banks, Inc.	9.000	10-15-17	3,500,000	3,762,500

VantageSouth Bancshares, Inc. (R)	7.625	08-12-23	5,000,000	5,000,000

Western Alliance Bancorp	10.000	09-01-15	1,500,000	1,616,250

Zions Bancorporation (5.800% to 6-15-23,
then 3 month LIBOR + 3.800%) (Q)	5.800	06-15-23	4,150,000	3,718,400

Diversified Financial Services 0.7%

Nationstar Mortgage LLC	6.500	07-01-21	3,000,000	2,947,500

Convertible Bonds 0.7% (0.6% of Total Investments)				$3,054,375

(Cost $3,000,000)

Financials 0.7%				3,054,375

BlackRock Kelso Capital Corp. (S)(Z)	5.500	02-15-18	3,000,000	3,054,375

			Shares	Value
Investment Companies 0.1% (0.1% of Total Investments)				$369,074

(Cost $493,098)

Financials 0.1%				369,074

FII BTG Pactual Corporate Office Fund			6,000	369,074

Warrants 1.4% (1.2% of Total Investments)				$5,961,917

(Cost $3,656,631)

Financials 1.4%				5,961,917

Commercial Banks 1.2%

Bank of Marin Bancorp (Expiration Date: 12-5-18, Strike Price: $27.23) (I)			58,240	934,869

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)			93,762	1,545,198

Horizon Bancorp (Expiration Date: 12-19-18, Strike Price: $17.68) (I)			178,943	2,484,711

TCF Financial Corp. (Expiration Date: 11-14-18, Strike Price: $16.93) (I)			71,471	169,386

Valley National Bancorp (Expiration Date: 11-14-18, Strike Price: $16.92) (I)			33,222	20,598

Diversified Financial Services 0.2%

Citigroup, Inc. (Expiration Date: 1-4-19; Strike Price: $106.10) (I)			1,045,183	648,013

Thrifts & Mortgage Finance 0.0%

Washington Federal, Inc. (Expiration Date: 11-14-18, Strike Price: $17.57) (I)			27,297	159,142

12	Financial Opportunities Fund | Annual report	See notes to financial statements

		Maturity
	Yield*	date	Par value	Value
Certificate of Deposit 0.0% (0.0% of Total Investments)				$75,842

(Cost $75,842)

Country Bank for Savings	1.000	08-28-14	$1,936	1,936

First Bank Richmond	2.226	12-05-13	19,076	19,076

First Bank System, Inc.	0.549	04-02-15	4,906	4,906

First Federal Savings Bank of Louisiana	0.100	01-06-14	3,029	3,029

Framingham Cooperative Bank	0.750	09-08-15	3,951	3,951

Home Bank	0.867	12-04-13	18,442	18,442

Hudson Savings	0.700	04-20-15	2,128	2,128

Machias Savings Bank	0.500	05-24-15	1,946	1,946

Midstate Federal Savings and Loan	0.500	05-27-14	1,979	1,979

Milford Bank	0.300	06-04-15	1,891	1,891

Milford Federal Savings and Loan Association	0.200	04-21-14	2,022	2,022

Mount McKinley Savings Bank	0.200	12-03-13	1,693	1,693

Mt. Washington Bank	0.700	10-30-15	1,873	1,873

Newburyport Five Cent Savings Bank	0.750	10-20-14	2,062	2,062

Newton Savings Bank	0.450	05-30-15	1,929	1,929

OBA Federal Savings and Loan	0.400	12-15-14	1,322	1,322

Plymouth Savings Bank	0.200	04-21-15	1,931	1,931

Salem Five Cents Savings Bank	0.250	12-17-13	1,721	1,721

Sunshine Federal Savings and Loan Association	0.500	05-10-15	2,005	2,005

			Par value	Value
Short-Term Investments 0.9% (0.7% of Total Investments)				$3,817,000

(Cost $3,817,000)

Repurchase Agreement 0.9%				3,817,000
Repurchase Agreement with State Street Corp. dated 10-31-13 at
0.000% to be repurchased at $3,817,000 on 11-1-13, collateralized by $3,910,000 U.S. Treasury Notes, 1.000% due 5-31-18 (valued at
$3,895,338, including interest)			$3,817,000	3,817,000

Total investments (Cost $418,163,098)† 120.9%				$515,252,790

Other assets and liabilities, net (20.9%)				($88,983,416)

Total net assets 100.0%				$426,269,374

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.

See notes to financial statements	Annual report | Financial Opportunities Fund	13

Notes to Schedule of Investments

LIBOR London Interbank Offered Rate

(I) Non-income producing security.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(R) Direct placement securities are restricted to resale and the fund has limited rights to registration under the Securities Act of 1933.

			Beginning	Ending	Value as a
	Original		share	share	percentage
	acquisition	Acquisition	amount/	amount/	of fund’s	Value as of
Issuer, description	date	cost	par value	par value	net assets	10-31-13

Anchor Bancorp	9-20-13	$3,385,993	—	169,300	0.80%	$3,400,383
Wisconsin, Inc.
Bought: 169,300 shares
Avenue Bank	1-29-07	$3,000,000	300,000	300,000	0.55%	$2,333,280
Avidbank Holdings	6-18-13	$1,950,000	—	200,000	0.47%	$2,019,540
Bought: 200,000 shares
Hamilton State Bancshares	1-7-13	$2,339,000	—	350,000	0.61%	$2,601,591
Bought: 350,000 shares
Hometown Bankshares Corp.	6-26-13	$1,050,000	—	1,050	0.25%	$1,050,000
Bought: 1,050 shares
VantageSouth	8-8-13	$5,000,000	—	$5,000,000	1.17%	$5,000,000
Bancshares, Inc.
Bought: $5,000,000 par

						$16,404,794

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(Z) All or a portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 10-31-13 was $200,205,198.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 10-31-13, the aggregate cost of investment securities for federal income tax purposes was $418,230,264. Net unrealized appreciation aggregated $97,022,526, of which $113,226,587 related to appreciated investment securities and $16,204,061 related to depreciated investment securities.

14	Financial Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $418,163,098)	$515,252,790
Cash	5,890,502
Foreign currency, at value (Cost $920)	894
Receivable for investments sold	1,882
Dividends and interest receivable	860,036
Receivable due from advisor	65,483
Other receivables and prepaid expenses	54,886

Total assets	522,126,473

Liabilities

Credit facility agreement payable	95,000,000
Payable for investments purchased	610,207
Interest payable	2,238
Payable to affiliates
Administrative services fees	109,138
Trustees’ fees	43,500
Other liabilities and accrued expenses	92,016

Total liabilities	95,857,099

Net assets	$426,269,374

Net assets consist of

Paid-in capital	$328,038,450
Undistributed net investment income	1,208,424
Accumulated net realized gain (loss) on investments, written options and
foreign currency transactions	(67,166)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	97,089,666

Net assets	$426,269,374

Net asset value per share

Based on 18,528,511 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$23.01

See notes to financial statements	Annual report | Financial Opportunities Fund	15

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-13

This Statement of operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$10,473,385
Interest	1,405,085
Less foreign taxes withheld	(22,471)

Total investment income	11,855,999

Expenses

Investment management fees	5,064,617
Administrative services fees	1,100,167
Transfer agent fees	55,473
Trustees’ fees	45,035
Printing and postage	188,222
Professional fees	169,064
Custodian fees	49,658
Registration and filing fees	21,748
Stock exchange listing fees	20,203
Interest expense	498,631
Other	15,837

Total expenses	7,228,655
Less expense reductions	(660,100)

Net expenses	6,568,555

Net investment income	5,287,444

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	18,092,309
Written options	(226,003)
Foreign currency transactions	(10,560)

17,855,746
Change in net unrealized appreciation (depreciation) of
Investments	74,470,007
Written options	150,253
Translation of assets and liabilities in foreign currencies	(26)

74,620,234

Net realized and unrealized gain	92,475,980

Increase in net assets from operations	$97,763,424

16	Financial Opportunities Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	10-31-13	10-31-12
Increase (decrease) in net assets

From operations
Net investment income	$5,287,444	$3,111,494
Net realized gain	17,855,746	13,958,983
Change in net unrealized appreciation (depreciation)	74,620,234	60,317,478

Increase in net assets resulting from operations	97,763,424	77,387,955

Distributions to shareholders
From net investment income	(4,093,643)	(3,176,174)
From net realized gain	(17,851,525)	(13,959,070)
From tax return of capital	—	(408,876)

Total distributions	(21,945,168)	(17,544,120)

From fund share transactions
Repurchased	—	(6,987,727)

Total increase	75,818,256	52,856,108

Net assets

Beginning of year	350,451,118	297,595,010

End of year	$426,269,374	$350,451,118

Undistributed (accumulated distributions in excess of)
net investment income	$1,208,424	($41,132)

Share activity

Shares outstanding
Beginning of year	18,528,511	18,989,764
Shares repurchased	—	(461,253)

End of year	18,528,511	18,528,511

See notes to financial statements	Annual report | Financial Opportunities Fund	17

F I N A N C I A L   S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-13
Cash flows from operating activities

Net increase in net assets from operations	$97,763,424
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(158,560,717)
Long-term investments sold	85,776,156
Increase in short-term investments	(3,820,463)
Net amortization of premium (discount)	594,772
Increase in foreign currency	(894)
Decrease in receivable for investments sold	1,851,285
Increase in dividends and interest receivable	(457,936)
Decrease in other receivables and prepaid expenses	5,540
Increase in receivable due from advisor	(65,483)
Increase in payable for investments purchased	609,891
Decrease in payable for written options	(264,250)
Increase in payable to affiliates	62,625
Decrease in other liabilities and accrued expenses	(6,916)
Increase in interest payable	2,238
Net change in unrealized (appreciation) depreciation on investments	(74,470,007)
Net realized gain on investments	(18,092,309)

Net cash used in operating activities	($69,073,044)

Cash flows from financing activities
Borrowings from committed facility agreement payable	$95,000,000
Cash distributions to common shareholders	(21,945,168)

Net cash provided by financing activities	$73,054,832

Net increase in cash	$3,981,788

Cash at beginning of period	$1,908,714

Cash at end of period	$5,890,502

Supplemental disclosure of cash flow information

Cash paid for interest	$496,393

18	Financial Opportunities Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09

Per share operating performance

Net asset value, beginning of period	$18.91	$15.67	$16.90	$16.28	$20.81
Net investment income[1]	0.29	0.17	0.08	0.07	0.29
Net realized and unrealized gain (loss)
on investments	4.99	3.97	(0.49)	1.19	(3.63)
Total from investment operations	5.28	4.14	(0.41)	1.26	(3.34)
Less distributions to common shareholders
From net investment income	(0.22)	(0.17)	(0.09)	(0.06)	(0.29)
From net realized gain	(0.96)	(0.75)	(0.82)	(0.67)	—
From tax return of capital	—	(0.02)	—	—	(0.94)
Total distributions	(1.18)	(0.94)	(0.91)	(0.73)	(1.23)
Anti-dilutive impact of repurchase plan	—	0.04[2]	0.09[2]	0.09[2]	0.04[2]
Net asset value, end of period	$23.01	$18.91	$15.67	$16.90	$16.28
Per share market value, end of period	$22.20	$18.03	$14.29	$15.02	$13.30
Total return at net asset value (%)[3,4]	29.03	27.70	(1.81)	8.82	(13.78)
Total return at market value (%)[4]	30.56	33.51	0.76	18.38	(17.65)

Ratios and supplemental data

Net assets applicable to common shares, end of
period (in millions)	$426	$350	$298	$338	$339
Ratios (as a percentage of average net assets):
Expenses before reductions	1.88	1.53	1.52	1.51	1.55
Expenses net of fee waivers and credits	1.71[5]	1.38	1.37	1.36	1.40
Net investment income	1.37	0.94	0.48	0.39	1.88
Portfolio turnover (%)	20	19	23	34	37

Senior securities

Total debt outstanding end of period (in millions)	$95	—	—	—	—
Asset coverage per $1,000 of debt[6]	$5,487	—	—	—	—

1 Based on the average daily shares outstanding.
2 The repurchase plan was completed at an average repurchase price of $15.15, $14.82, $15.04 and $12.99 for 461,253, 1,016,051, 803,485 and 290,700 shares, and $6,987,727, $15,062,318, $12,088,382 and $3,776,593 for the years ended 10-31-12, 10-31-11, 10-31-10 and 10-31-09, respectively.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend, capital gain and tax return of capital distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares traded during the period.
5 Expenses net of fee waivers and credits excluding interest expense is 1.58% for the year ended 10-31-13.
6 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at year end (Note 8). As debt outstanding changes, level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

See notes to financial statements	Annual report | Financial Opportunities Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Financial Opportunities Fund, formerly John Hancock Bank and Thrift Opportunities Fund, (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Effective December 14, 2012, John Hancock Bank and Thrift Opportunity Fund changed its name to John Hancock Financial Opportunities Fund.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter (OTC) market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates,

20	Financial Opportunities Fund | Annual report

prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Capital Markets	$14,670,357	$14,670,357	—	—
Commercial Banks	340,754,072	311,122,587	$5,651,741	$23,979,744
Diversified Financial
Services	19,501,636	19,501,636	—	—
Insurance	3,929,392	—	3,929,392	—
Real Estate Investment
Trusts	2,002,595	2,002,595	—	—
Thrifts & Mortgage
Finance	45,868,349	45,868,349	—	—
Preferred Securities
Capital Markets	3,574,473	3,574,473	—	—
Commercial Banks	33,289,848	18,186,391	6,114,804	8,988,653
Real Estate Investment
Trusts	9,076,028	7,577,828	1,498,200	—
Thrifts & Mortgage
Finance	5,710,682	5,710,682	—	—
Corporate Bonds
Capital Markets	2,120,000	—	2,120,000	—
Commercial Banks	18,529,650	—	9,767,150	8,762,500
Diversified Financial
Services	2,947,500	—	2,947,500	—
Convertible Bonds	3,054,375	—	3,054,375	—
Investment Companies	369,074	369,074	—	—
Warrants	5,961,917	2,542,337	3,419,580	—
Certificate of Deposit	75,842	—	75,842	—
Short-Term Investments	3,817,000	—	3,817,000	—

Total Investments in
Securities	$515,252,790	$431,126,309	$42,395,584	$41,730,897

Annual report | Financial Opportunities Fund	21

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	COMMON	PREFERRED	CORPORATE
INVESTMENTS IN SECURITIES	STOCKS	STOCKS	BONDS	TOTAL

Balance as of 10-31-12	$10,837,623	$1,830,184	$4,252,500	$16,920,307
Realized gain (loss)	—	127,335	69,143	196,478
Change in unrealized
appreciation (depreciation)	2,344,448	(221,192)	245,857	2,369,113
Purchases	10,797,673	8,002,326	5,000,000	23,799,999
Sales	—	($750,000)	($805,000)	($1,555,000)
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Balance as of 10-31-13	$23,979,744	$8,988,653	$8,762,500	$41,730,897
Change in unrealized
at period end*	$2,344,448	($221,192)	$245,000	$2,368,256

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below:

	FAIR VALUE	VALUATION	UNOBSERVABLE
	AT 10-31-13	TECHNIQUE	INPUTS	INPUT/RANGE

Common Stocks	$17,874,948	Market	Book value	1.12x – 1.31x
		Approach	multiple	(weighted average 1.25x)
			Discount for lack	10%
			of marketability
	$4,085,256	Market	Offered quotes	$14.00
		Approach
	$2,019,540	Market	Offered quotes	10.10
		Approach	Discount for lack	3%
			of marketability

	$23,979,744
Preferred Securities	$8,988,653	Market	Offered quotes	$965.00 – $2,015.50
		Approach		(weighted average $1,012.99)
Corporate Bonds	$3,762,500	Market	Offered quotes	$107.50
		Approach
	$5,000,000	Market	Offered quotes	$100.00
		Approach

	$8,762,500

Increases/decreases in offered quotes or book value multiples may result in increases/decreases in security valuation. Increases/decreases in discounts for lack of marketability may result in decreases/increases in security valuation.

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during

22	Financial Opportunities Fund | Annual report

which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. In March 2010, the Board of Trustees approved a managed distribution plan. In August 2012, the Board of Trustees approved an amendment to the managed distribution plan (the Managed Distribution Plan). Under the current Managed Distribution Plan, the fund makes quarterly distributions of an amount equal to $0.2961 per share, based upon an annual distribution rate of 6.50% of the fund’s net asset value of $18.22 on July 31, 2012 (representing a quarterly distribution rate of 1.625% of the fund’s July 31, 2012 net asset value). This amount will be paid quarterly until further notice.

Annual report | Financial Opportunities Fund	23

Distributions under the Managed Distribution Plan may consist of net investment income, net realized capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund’s net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund also may make additional distributions to avoid federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount distributed under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund’s shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays distributions quarterly under the Managed Distribution Plan described above. The tax character of distributions for the years ended October 31, 2013 and 2012 was as follows:

	OCTOBER 31, 2013	OCTOBER 31, 2012

Ordinary Income	$5,746,342	$5,255,240
Long-Term Capital Gain	$16,198,826	$11,880,004
Return of Capital	—	$408,876
Total	$21,945,168	$17,544,120

As of October 31, 2013, the components of distributable earnings on a tax basis consisted of $1,228,112 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. The fund had no material book-tax differences at October 31, 2013.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the

24	Financial Opportunities Fund | Annual report

seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, over-the-counter options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2013, the fund participated in written option contracts to generate earnings from option premiums. The following tables summarize the fund’s written options activities during the year ended October 31, 2013. As of October 31, 2013, the fund did not hold any written options.

	NUMBER OF	PREMIUM
	CONTRACTS	RECEIVED

Outstanding, beginning of period	5,500	$113,997
Options written	—	—
Options expired	—	—
Options closed	(5,500)	(113,997)
Outstanding, end of period	—	—

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	($226,003)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Change in unrealized	$150,253
	appreciation (depreciation)

Annual report | Financial Opportunities Fund	25

Note 4 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment advisory agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on annual basis, to the sum of (a) 1.15% of the first $500,000,000 of the fund’s average daily gross assets, including the assets attributed to the Credit Facility Agreement (see Note 8) (collectively, gross managed assets), and (b) 1.00% of the fund’s average daily gross managed assets in excess of $500,000,000. Prior to January 18, 2013, the fund paid a daily management fee to the Advisor at an annual rate of 1.15% of the fund’s average daily net assets. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2013 were equivalent to a net annual effective rate of 1.15% of the fund’s average daily gross managed assets.

Administrative services. The fund has an administration agreement with the Advisor under which the Advisor provides certain administrative services to the fund and oversees operational activities of the fund. The compensation for the period was at an annual rate of 0.25% of the average weekly gross assets of the fund. The Advisor agreed to limit the administrative services fee to 0.10% of the fund’s average weekly gross assets. Accordingly, the expense reductions related to administrative services fees amounted to $660,100 for the year ended October 31, 2013. The Advisor reserves the right to terminate this limitation in the future with the Trustees’ approval. The administrative services fees incurred for the year ended October 31, 2013 amounted to an annual rate of 0.10% of the fund’s average weekly gross managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of funds Deferred Compensation Plan (the Plan), which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Fund share transactions

In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2012. The current share repurchase plan will remain in effect between January 1, 2013 and December 31, 2013.

During the year ended October 31, 2013 and the year ended October 31, 2012, the fund repurchased 0.00% and 2.43%, respectively, of its common shares outstanding under the repurchase plan. The

26	Financial Opportunities Fund | Annual report

weighted average discount per share on these repurchases amount to 10.20% for the year ended October 31, 2012. Shares repurchased and corresponding dollar amounts are included on the Statement of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.

Note 7 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have the potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

• increased operating costs, which may reduce the fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.

Note 8 — Credit Facility Agreement

Effective February 4, 2013, the fund has entered into a CFA with Bank of America, N.A. (Bank of America) that allows it to borrow up to $110 million and to invest the borrowings in accordance with its investment practices.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of one month London Interbank Offered Rate (LIBOR) plus 0.68% and is payable monthly. Effective August 2013, the fund is required to pay a commitment fee of 0.25% per annum on any unused portion of the commitment, if the daily outstanding amount of the borrowings is less than $88 million. There were no payments for commitment fee for the year ended October 31, 2013. As of October 31, 2013, the fund had borrowings of $95,000,000, at an interest rate of 0.85%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the year ended October 31, 2013, the average borrowings under the CFA and the effective average interest rate were $77,378,277 and 0.88%, respectively.

Annual report | Financial Opportunities Fund	27

The fund may terminate the CFA with 30 days’ prior written notice. If certain asset coverage, collateral requirements, minimum net assets or other covenants are not met, Bank of America could declare an event of default, terminate the CFA and accelerate the fund’s obligation to repay the loans. Absent a default, Bank of America is required to provide the fund with 360 days’ notice prior to terminating or amending the CFA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $158,560,717 and $85,776,156, respectively, for the year ended October 31, 2013.

Note 10 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts.

28	Financial Opportunities Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Financial Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Opportunities Fund (formerly known as John Hancock Bank and Thrift Opportunity Fund) (the “Fund”) at October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2013

Annual report | Financial Opportunities Fund	29

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $16,198,826 in capital gain dividends.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

30	Financial Opportunities Fund | Annual report

Additional information

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, shares of which were initially offered to the public in August 1994. The fund’s investment objective is to provide a high level of total return consisting of long-term capital appreciation and current income.

Under normal circumstances, the fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies. The fund will notify shareholders at least 60 days prior to any change in this 80% policy.

Bylaws

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the Bylaws of the fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the Bylaws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the Bylaws or to make new Bylaws, except where the Declaration of Trust, Bylaws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

Dividends and distributions

During the year ended October 31, 2013, distributions from net investment income totaling $0.2209 per share and from realized gains totaling $0.9635 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

PAYMENT DATE	DISTRIBUTIONS

December 31, 2012	0.2961
March 28, 2013	0.2961
June 28, 2013	0.2961
September 30, 2013	0.2961
Total	$1.1844

Dividend reinvestment plan

The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

Annual report | Financial Opportunities Fund	31

Prior to November 1, 2013, if the fund declared a dividend or distribution, participants received shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. Whenever shares were purchased or sold on the NYSE or otherwise on the open market, each participant would pay a pro rata portion of brokerage trading fees, previously $0.05 per share purchased or sold. Brokerage trading fees were deducted from amounts to be invested.

Effective November 1, 2013, if the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s Web site at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

32	Financial Opportunities Fund | Annual report

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund. Effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund’s administrator.

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 43006
Providence, RI 02940-3006
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Annual report | Financial Opportunities Fund	33

Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Financial Opportunities Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16–17, 2013, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data; performance information for an applicable benchmark index; and other matters such as the prices at which the fund’s shares have traded and, with respect to the Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreement is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and

34	Financial Opportunities Fund | Annual report

each Trustee may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

Annual report | Financial Opportunities Fund	35

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within a broader group of funds;

(d) took into account the Advisor’s analysis of the fund’s performance; and

(e) considered the fund’s share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed the benchmark index and peer group average for the one-, three-, and five-year periods ended December 31, 2012.

The Board noted the fund’s favorable performance relative to the benchmark index and peer group for the one-, three-, and five-year periods. The Board also took into account the limited number of funds in the peer group and the various changes implemented for the fund during the previous year including changes to its investment strategies relating to the ability to issue leverage.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board noted that net management fees for the fund are higher than the peer group median. The Board also noted that total expenses for the fund are equal to the peer group median and that the contractual fee waiver and/or expense reimbursement reduces certain expenses of the fund. The Board took into account management’s discussion of the fund’s expenses, including the differences among the funds in the peer group, including the utilization of leverage.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

36	Financial Opportunities Fund | Annual report

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the fund, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the fund pursuant to an administrative services agreement;

(f) noted that the fund’s subadvisor is an affiliate of the Advisor;

(g) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(h) noted that the subadvisory fees for the fund are paid by the Advisor; and

(i) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. The Board considered whether there should be changes in the management fee rate or structure in order to enable the fund to participate in any economies of scale, noting that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisor. The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock fund complex. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board noted that the fund has breakpoints in its contractual management fee schedule and that the fund’s total expenses are equal to the peer group median. The Board determined that the management fee structure for the fund was reasonable.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1) information relating to the Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock family of funds); and

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds.

Annual report | Financial Opportunities Fund	37

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed by it to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement. In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. The Board also took into account the subadvisory fee paid by the Advisor to the Subadvisor with respect to the fund to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.

38	Financial Opportunities Fund | Annual report

The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1) The Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund has been in line with or outperformed the historical performance of comparable funds and the benchmark index and the fund’s overall performance is satisfactory; and

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

Annual report | Financial Opportunities Fund	39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds[4] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2,3] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	233

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1995	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).
Trustee, John Hancock retail funds[4] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

40	Financial Opportunities Fund | Annual report

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey,[2] Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2,3] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds[4] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	233

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	1994	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[4]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds[4], John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Financial Opportunities Fund	41

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2008	233

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds[4] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[5]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	233

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010).
Trustee, John Hancock retail funds[4] (since 2012 and 2005–2010); Trustee, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

42	Financial Opportunities Fund | Annual report

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC, and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and former Trustee (2010–2012), John Hancock retail funds,[4] President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,[4]
John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2007); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions).

Annual report | Financial Opportunities Fund	43

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; and Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2014.

2 Became a Trustee of the fund effective December 1, 2012.

3 Member of the Audit Committee.

4 “John Hancock retail funds” comprises John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.

5 The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

44	Financial Opportunities Fund | Annual report

More information

Trustees	Officers	Investment advisor
James M. Oates,	Hugh McHaffie	John Hancock Advisers, LLC
Chairperson	President
Steven R. Pruchansky,	Andrew G. Arnott	Subadvisor
Vice Chairperson	Executive Vice President	John Hancock Asset Management
Charles L. Bardelis*	Thomas M. Kinzler	a division of Manulife Asset
James R. Boyle†	Secretary and Chief Legal Officer	Management (US) LLC
Craig Bromley†	Francis V. Knox, Jr.
Peter S. Burgess*	Chief Compliance Officer	Custodian
William H. Cunningham	Charles A. Rizzo	State Street Bank and
Grace K. Fey	Chief Financial Officer	Trust Company
Theron S. Hoffman*	Salvatore Schiavone
Deborah C. Jackson	Treasurer	Transfer agent
Hassell H. McClellan		Computershare Shareowner
Gregory A. Russo		Services, LLC
Warren A. Thomson†
Legal counsel
*Member of the		K&L Gates LLP
Audit Committee
†Non-Independent Trustee		Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: BTO

For shareholder assistance refer to page 33

You can also contact us:
	800-852-0218	Regular mail:
	jhinvestments.com	Computershare
P.O. Box 43006
Providence, RI 02940-3006

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Annual report | Financial Opportunities Fund	45

800-852-0218
800-843-0090 EASI-Line
jhinvestments.com

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

P9A 10/13
MF164345	12/13

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2013, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $31,915 for the fiscal year ended October 31, 2013 and $28,791 for the fiscal year ended October 31, 2012. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

There were no audit-related fees during the fiscal years ended October 31, 2013 and October 31, 2012 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,026 for the fiscal year ended October 31, 2013 and $3,026 for the fiscal year ended October 31, 2012. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $214 for the fiscal year ended October 31, 2013 and $171 for the fiscal year ended October 31, 2012 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2013, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,602,109 for the fiscal year ended October 31, 2013 and $3,659,131 for the fiscal year ended October 31, 2012.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the portfolio managers
Management Biographies

Below is a list of the portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2013.

Lisa A. Welch
Senior Managing Director and Senior Portfolio Manager, John Hancock Asset Management since 2005
Began business career in 1986
Joined Fund team in 1998

Susan A. Curry
Managing Director and Portfolio Manager, John Hancock Asset Management since 2006
Began business career in 1993
Joined Fund team in 2004

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2013. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
MANAGER NAME	MANAGER

Lisa A. Welch	Other Investment Companies: Three (3) funds with assets of
approximately $1.5 billion

Other Pooled Investment Vehicles: Three (3) accounts with
assets of approximately $57 million

Other Accounts: None

Susan A. Curry	Other Investment Companies: Three (3) funds with assets of
approximately $1.5 billion

Other Pooled Investment Vehicles: Three (3) accounts with
assets of approximately $57 million

Other Accounts: None

The Subadviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. The Subadviser does not receive a performance-based fee with respect to any of the other accounts managed by the portfolio managers of the Fund described above.

• A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

• Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

• Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.

■ Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:

— Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one, three and five year periods (to the extent applicable). The pre-tax performance of each account is measured relative to an appropriate benchmark and universe as identified in the table below.

— Financial Performance of the Subadviser. The financial performance of the Subadviser and its parent corporation are also considered in determining bonus awards.

— Non-Investment Performance. The more intangible contributions of an investment professional to the Subadviser’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

■ Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at the Subadviser. The Subadviser believes that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Company’s clients.

As an added incentive, certain investment professionals (considered officers of Manulife Financial) would receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

Fund	Benchmark	Peer Universe

Financial Opportunities Fund	S&P Composite 1500	Morningstar US OE
	Banks Index Total Return	Financial

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of
Beneficial
Ownership

Lisa A. Welch	$1-$10,000

Susan A. Curry	$1-$10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable.

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number	Maximum
			of	Number
			Shares	of Shares
			Purchased	that May
	Total	Average	as Part of	Yet Be
	Number of	Price	Publicly	Purchased
	Shares		Announced	Under the
Period	Purchased	per Share	Plans*	Plans

Nov-12	-	-	-	1,577,583
Dec-12	-	-	-	1,852,851*
Jan-13	-	-	-	1,852,851
Feb-13	-	-	-	1,852,851
Mar-13	-	-	-	1,852,851
Apr-13	-	-	-	1,852,851
May-13	-	-	-	1,852,851
Jun-13	-	-	-	1,852,851
Jul-13	-	-	-	1,852,851
Aug-13	-	-	-	1,852,851
Sep-13	-	-	-	1,852,851
Oct-13	-	-	-	1,852,851
Total	-	-

*In May 2009, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2012. The current plan is in effect between January 1, 2013 and December 31, 2013.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Revisions to  the Governance Committee Charter are as follows.

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By-laws of the fund (the “Amended and Restated By-laws”). The Amended and Restated By-laws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder to be accompanied by certain information as provided in the By-laws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the  By-laws or to make new By-laws, except where the Declaration of Trust, By-laws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the By-laws is qualified in its entirety by the full text of the Amended and Restated By-laws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds - Governance Committee Charter".

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Financial Opportunities Fund

By:	/s/ Hugh McHaffie
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Hugh McHaffie
President

Date:	December 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
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Hugh McHaffie
President

Date:	December 20, 2013

By:	/s/ Charles A. Rizzo
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Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2013